                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                               ZITEL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
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/ /  Check box if any part of the fee is offset as provided by Exchange Act Rule
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     previously. Identify the previous filing by registration statement number,
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
                               ZITEL CORPORATION
                             47211 BAYSIDE PARKWAY
                               FREMONT, CA 94538

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON MARCH 11, 1999

TO THE SHAREHOLDERS OF ZITEL CORPORATION:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Zitel Corporation, a California corporation (the "Company"), will be held on Thursday, March 11, 1999 at 3:00 p.m. local time at the Holiday Inn--Silicon Valley, 399 Silicon Valley Boulevard, San Jose, California 95138 for the following purposes:

     1. To elect directors to serve for the ensuing year and until their successors are elected.

     2. To approve the 1990 Stock Option Plan, as amended, to increase the number of shares that may be issued by 500,000 shares.

     3. To approve the 1995 Non-Employee Directors' Stock Option Plan, as amended, to increase the number of shares that may be issued by 200,000 shares.

     4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    The Board of Directors has fixed the close of business on January 15, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                          By Order of the Board of Directors
                                          Anna M. McCann
                                          SECRETARY

Fremont, California
January 27, 1999

    ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                               ZITEL CORPORATION
                             47211 BAYSIDE PARKWAY
                               FREMONT, CA 94538

                                PROXY STATEMENT
                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    The enclosed proxy is solicited on behalf of the Board of Directors of Zitel Corporation, a California corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on March 11, 1999 at 3:00 p.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Holiday Inn--Silicon Valley, 399 Silicon Valley Boulevard, San Jose, California 95138.

SOLICITATION

    The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of the Company's common stock (the "Common Stock") beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

    The Company intends to mail this proxy statement and accompanying proxy card on or about January 27, 1999 to all shareholders entitled to vote at the Annual Meeting.

VOTING RIGHTS AND OUTSTANDING SHARES

    Only holders of record of Common Stock at the close of business on January 15, 1999 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on January 15, 1999, the Company had outstanding and entitled to vote 21,907,553 shares of Common Stock.

    Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon. With respect to the election of directors, shareholders may exercise cumulative voting rights. Under cumulative voting, each holder of Common Stock will be entitled to six votes for each share held. Each shareholder may give one candidate, who has been nominated prior to voting, all the votes such shareholder is entitled to cast or may distribute such votes among as many such candidates as such shareholder chooses. However, no shareholder will be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and at least one shareholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate votes. Unless the proxyholders are otherwise instructed, shareholders, by means of the accompanying proxy, will grant the proxyholders discretionary authority to cumulate votes.

    All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes are counted towards a quorum but are not counted for any purpose in determining whether a matter is approved.

REVOCABILITY OF PROXIES

    Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 47211 Bayside Parkway, Fremont, California 94538, a written notice of revocation or a duly executed proxy bearing a later date or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

SHAREHOLDER PROPOSALS

    Proposals of shareholders that are intended to be presented at the Company's 2000 Annual Meeting of Shareholders must be received by the Company no later than September 1, 1999 in order to be included in the proxy statement and proxy relating to that Annual Meeting.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    There are six nominees for the seven Board positions presently authorized in the Company's Bylaws. A current director, Robert H. Welch, has advised the Company that he does not wish to stand for reelection. The Board currently has no vacancies. Each director to be elected will hold office until the next annual meeting of shareholders and until his or her successor is elected and has qualified or until such director's earlier death, resignation or removal. Each nominee listed below is currently a director of the Company, four directors, Messrs. Lonergan, King, Regitz and Ms. Lego, having been elected by the shareholders and two directors, Messrs. Koen and Lanum, having been elected by the Board.

    Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the six nominees named below, subject to the discretionary power to cumulate votes. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as Management may propose and the Board may approve. Each person nominated for election has agreed to serve if elected and Management has no reason to believe that any nominee will be unable to serve.

    The six candidates receiving the highest number of affirmative votes cast at the meeting will be elected directors of the Company.

                       THE BOARD OF DIRECTORS RECOMMENDS
                     A VOTE IN FAVOR OF EACH NAMED NOMINEE

NOMINEES

    The names of the nominees and certain information about them are set forth below:

                                                              PRINCIPAL OCCUPATION/
NAME                               AGE                   POSITION HELD WITH THE COMPANY
-----------------------------      ---      ---------------------------------------------------------
William R. Lonergan..........          73   Chairman of the Board of Directors
Jack H. King.................          65   President and Chief Executive Officer
Philip J. Koen...............          46   Executive Vice President, Chief Operating Officer and
                                              Chief Financial Officer, PointCast Inc.
Asa W. Lanum.................          51   Consultant
Catherine P. Lego............          42   Venture Capitalist
William M. Regitz............          59   Manager, Intel Corporation

    William R. Lonergan has served as Chairman of the Board of Directors since July 1994 and as a Director of the Company since July 1983. Mr. Lonergan was a Partner of Oxford Partners, the general partner of several venture capital partnerships, from May 1983 to December 1994. Since January 1995, he has been a consultant to Oxford Partners. Mr. Lonergan is a Director of Dataware Technologies, Inc., a developer and marketer of high-performance, multi-platform and multi-lingual software.

    Jack H. King was appointed President and Chief Executive Officer of Zitel in October 1986. He was elected as a Director in January 1987. Prior to joining Zitel, Mr. King served as President and Chief

Executive Officer of Dynamic Disk, Inc., a manufacturer of thin film media, from 1984 to 1986. From 1981 to 1984, he served as President and Chief Operating Officer of Data Electronics, Inc., a cartridge tape drive manufacturer. Mr. King is a director of Centura Software Corporation, a software developer and one privately-held company.

    Philip J. Koen was elected a Director of the Company in January 1999. Mr. Koen has served as Executive Vice President, Chief Operating Officer and Chief Financial Officer of PointCast Inc. since May 1997. From December 1993 to May 1997, he served as Chief Financial Officer of Etec Systems, Inc., a maker of semiconductor equipment used to create photolithography mask patterns. From April 1989 to December 1993, he served as Chief Financial Officer and Vice President of Manufacturing at Levolor Corporation, a consumer products manufacturer. Mr. Koen is a director of Centura Software Corporation, a software developer.

    Asa W. Lanum was elected a Director of the Company in January 1999. Mr. Lanum has served as managing principal of The CTO Group, a consulting organization providing strategic marketing, product and technology advice to end users and systems vendors in the distributed, open systems, client server marketplace since March 1996. From September 1992 to January 1996, he served as Senior Vice President, Advanced Systems and Chief Technology Officer for OpenVision Technologies, a supplier of integrated systems and network management software. From September 1989 to April 1992, he served as Chief Executive Officer and was a co-founder of Enterprise Technology, Inc., a developer of Intel-based, closely-coupled distributed multiprocessor UNIX server clusters. Mr. Lanum is a director of SpatiaLight, Inc., a reflective LCD technology company and several privately-held high technology companies.

    Catherine P. Lego was elected a Director of the Company in July 1994. Ms. Lego has been a Principal of Lego Ventures and a venture capital consultant since June 1992. From 1985 to 1992, she was a general partner of Oak Investment Partners. Ms. Lego is also a Director of Uniphase Corporation, an optoelectronics company, SanDisk Corp., a manufacturer of flash memory cards, and four privately-held companies.

    William M. Regitz has served as a Director of the Company since March 1983. He is Manager of Mobile Manufacturing in Hillsboro, Oregon for Intel Corporation ("Intel"). He has served in various positions at Intel since 1971.

    Mr. Lonergan was originally elected to the Board pursuant to agreements between Zitel, the Oxford Funds and certain Zitel shareholders to elect a designee of the Oxford Funds reasonably acceptable to Zitel. These agreements terminated in January 1984. Mr. Regitz was originally elected to the Board pursuant to an agreement between Zitel and Intel in connection with the February 1983 product acquisition transaction between the two companies. This agreement expired in February 1987.

BOARD COMMITTEES AND MEETINGS

    During the fiscal year ended September 30, 1998, the Board of Directors held twenty-seven meetings. The Board has an Audit Committee and a Compensation Committee.

    The Audit Committee meets with the Company's independent auditors at least annually to review the results of the annual audit and discuss the financial statements; recommends to the Board the independent auditors to be retained; and receives and considers the accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. During the fiscal year ended September 30, 1998, the Audit Committee was composed of three non-employee directors: Ms. Lego and Messrs. Lonergan and Welch. It met two times during such fiscal year.

    The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and sales representatives under the Company's stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. During the fiscal year ended September 30, 1998, the Compensation

Committee was composed of three non-employee directors: Messrs. Lonergan, Regitz and Welch. It met nine times during such fiscal year.

    During the fiscal year ended September 30, 1998, each Board member attended 75% or more of the aggregate number of meetings of the Board and of the committees on which they served that were held during the period for which they were a director or committee member, respectively.

                                   PROPOSAL 2
               APPROVAL OF THE 1990 STOCK OPTION PLAN, AS AMENDED

    In December 1998, the Company's Board of Directors adopted an amendment, subject to shareholder approval, to increase the number of shares reserved for issuance under the 1990 Stock Option Plan (the "1990 Option Plan") by 500,000 shares. The Board adopted this amendment to ensure that the Company can continue to grant stock options to employees at levels determined appropriate by the Board and the Compensation Committee and to provide incentives for such persons to exert maximum efforts for the success of the Company.

    At January 15, 1999, options (net of canceled or expired options) covering an aggregate of 1,547,801 shares of the Company's Common Stock were outstanding under the 1990 Option Plan. 838,622 shares (plus any shares that might in the future be returned to the plans as a result of cancellations or expiration of options) remained available for future grant under the 1990 Option Plan. During the last fiscal year, under the 1990 Option Plan, the Company granted 231,500 options at exercise prices of $6.0625 to $14.1875 per share to current executive officers and granted options to purchase 1,239,041 shares at exercise prices of $2.53125 to $16.625 per share to all employees (excluding executive officers) as a group.

    Shareholders are requested in this Proposal 2 to approve the 1990 Option Plan, as amended. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy and voting at the Annual Meeting will be required to approve the adoption of the amendment to the 1990 Option Plan. For purposes of the vote, abstentions and broker non-votes will not be counted for any purpose in determining whether this matter has been approved.

               THE BOARD RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2

    The essential features of the 1990 Option Plan are outlined below:

GENERAL

    In September 1990, the Company's Board of Directors adopted the 1990 Option Plan, effective on October 1, 1990. The 1990 Option Plan was approved by the shareholders in January 1991. At the same time, the Board of Directors terminated the Company's 1982 Incentive Stock Option Plan and 1984 Supplemental Stock Option Plan (together, these two option plans are sometimes referred to as the "Former Option Plans" and, together with the 1990 Option Plan as the "Option Plans"), effective upon shareholder approval of the 1990 Stock Option Plan. A total of 3,650,000 shares (including shares reserved or granted under the Former Option Plans) were reserved for issuance under the 1990 Option Plan, which was exactly equal to the number of ungranted shares reserved for issuance under the Former Option Plans. Shares reserved for issuance under the Former Option Plans, if the options under which they were to be issued are canceled or terminate, will become available for issuance under the 1990 Option Plan. In October 1991, the Company's Board of Directors adopted an amendment to increase the number of shares reserved under the 1990 Option Plan from 3,650,000 shares to 4,150,000 shares. This amendment was approved by the shareholders in January 1992. In September 1994, the Company's Board of Directors adopted an amendment to increase the number of shares reserved under the 1990 Option Plan from 4,150,000 to 4,650,000. This amendment was approved by the shareholders in January 1995. In November 1996, the Company's Board of Directors adopted an amendment to increase the number of shares reserved under the 1990 Option Plan from 4,650,000 to 5,450,000. This amendment was approved by the shareholders in February 1997. In October 1997, the Company's Board of Directors adopted an amendment to increase the number of shares reserved under the 1990 Option Plan from 5,450,000 to 6,200,000. This amendment was approved by the shareholders on January 29, 1998. In December 1998, the Company's Board of Directors adopted an amendment, subject to shareholder approval of this Proposal 2, to increase the number of shares reserved under the 1990 Option Plan (including shares reserved or granted under the Former Plans) from 6,200,000 to 6,700,000.

    The 1990 Option Plan provides for the grant of both incentive and supplemental stock options. Incentive stock options granted under the 1990 Option Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Supplemental stock options granted under the 1990 Option Plan are intended not to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of incentive and supplemental stock options.

PURPOSE

    The 1990 Option Plan was adopted to provide a means by which selected officers, directors and employees of and consultants to the Company and its affiliates could be given an opportunity to purchase stock in the Company, to assist in retaining the services of employees holding key positions, to secure and retain the services of persons capable of filling such positions, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

ADMINISTRATION

    The 1990 Option Plan is administered by the Board of Directors of the Company. The Board has the power to construe and interpret the 1990 Option Plan and, subject to the provisions of the 1990 Option Plan, to determine the persons to whom and the dates on which options will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, the type of consideration, and other terms of the option. The Board of Directors is authorized to delegate administration of the 1990 Option Plan to a committee composed of not fewer than two members of the Board. The Board has delegated administration of the 1990 Option Plan to the Compensation Committee of the Board. As used herein with respect to the 1990 Option Plan, the "Board" refers to the Compensation Committee as well as to the Board of Directors itself.

ELIGIBILITY

    Under the 1990 Option Plan, incentive stock options may be granted only to key employees of the Company and its subsidiaries. A director of the Company shall not be eligible to receive incentive stock options unless such director is also an employee (including an officer) of the Company or its subsidiaries. Supplemental stock options under the 1990 Option Plan may only be granted to directors of, key employees (including officers) of, sales representatives for, or consultants to the Company and its subsidiaries. A director of the Company shall not be eligible to receive a supplemental stock option unless such director is expressly declared eligible to participate in the 1990 Option Plan by appropriate action of the Board.

    No incentive stock option may be granted under the 1990 Option Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed five years from the date of grant. For incentive stock options granted under the 1990 Option Plan after 1986, the aggregate fair market value, determined at the time of grant, of the shares of

Common Stock with respect to which such options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its affiliates) may not exceed $100,000.

STOCK SUBJECT TO THE 1990 OPTION PLAN

    If options granted under the 1990 Option Plan expire or otherwise terminate without being exercised, the Common Stock not purchased pursuant to such options again becomes available for issuance under the 1990 Option Plan.

TERMS OF OPTIONS

    The following is a description of the permissible terms of options under the 1990 Option Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

    EXERCISE PRICE; PAYMENT. The exercise price of incentive stock options under the 1990 Option Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant and, in some cases (see "Eligibility", above), may not be less than 110% of such fair market value. The exercise price of supplemental options under the 1990 Option Plan may not be less than 85% of the fair market value of the Common Stock subject to the option on the date of the option grant. However, if options were granted with exercise prices below market value, deductions for compensation attributable to the exercise of such options could be limited by Section 162(m) of the Code. See "Federal Income Tax Information." At January 15, 1999, the closing price of the Company's Common Stock as reported on the Nasdaq National Market System was $4.0625 per share.

    The exercise price of options granted under the 1990 Option Plan must be paid either: (a) in cash at the time the option is exercised; or (b) at the discretion of the Board, (i) by delivery of other Common Stock of the Company,
(ii) pursuant to a deferred payment arrangement; or (c) in any other form of legal consideration acceptable to the Board.

    OPTION EXERCISE. Options granted under the 1990 Option Plan may become exercisable in cumulative increments ("vest") as determined by the Board. The Board has the power to accelerate the time during which an option may be exercised. In addition, options granted under the 1990 Option Plan may permit exercise prior to vesting, but in such event the optionee may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase shares not yet vested, at their exercise price, should the optionee leave the employ of the Company before vesting. To the extent provided by the terms of an option, an optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the optionee, by delivering already-owned stock of the Company, or by a combination of these means.

    TERM. The maximum term of options under the 1990 Option Plan is 10 years, except that in certain cases (see "Eligibility"), the maximum term is 5 years. Options under the 1990 Option Plan terminate three months after termination of the optionee's employment or relationship as a consultant, sales representative or director of the Company or any affiliate of the Company, unless (a) such termination is due to such person's permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised at any time within one year of such termination; (b) the optionee dies while employed by or serving as a consultant, sales representative or director to the Company or any affiliate of the Company, or within three months after termination of such relationship, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the optionee's death) within eighteen months of the optionee's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (c) the option, by its terms, specifically provides otherwise. Individual options, by their terms, may provide for exercise within a longer period of time following termination of employment or the consulting relationship. The option term may also be extended in the event that exercise of the option within these periods is prohibited for specified reasons.

ADJUSTMENT PROVISIONS

    If there is any change in the stock subject to the 1990 Option Plan or subject to any option granted under the 1990 Option Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the 1990 Option Plan and options outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to such plan and the class, number of shares and price per share of stock subject to such outstanding options.

EFFECT OF CERTAIN CORPORATE EVENTS

    The 1990 Option Plan provides that, in the event of a dissolution or liquidation of the Company, or a specified type of merger or other corporate reorganization, to the extent permitted by law, any surviving corporation will be required to either assume options outstanding under the 1990 Option Plan or substitute similar options for those outstanding under such Plans, or, at the discretion of the Board, (a) such outstanding options will continue in full force and effect, (b) the time during which such options may be exercised will be accelerated and the options terminated if not exercised during such time or
(c) the options will be terminated. The acceleration of an option in the event of an acquisition or similar corporate event may be viewed as an antitakeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

DURATION, TERMINATION AND AMENDMENT

    The Board may suspend or terminate the 1990 Option Plan without shareholder approval or ratification at any time or from time to time. Unless sooner terminated, the 1990 Option Plan will terminate on September 27, 2000.

    The Board may also amend the 1990 Option Plan at any time or from time to time. However, no amendment will be effective unless approved by the shareholders of the Company within twelve months before or after its adoption by the Board if the amendment would: (a) modify the requirements as to eligibility for participation (to the extent such modification requires shareholder approval in order for the Plan to satisfy Section 422 of the Code, if applicable, or Rule 16b-3 of the Securities Exchange Act of 1934); (b) increase the number of shares reserved for issuance upon exercise of options; or (c) change any other provision of the Plan in any other way if such modification requires shareholder approval in order to comply with Rule 16b-3 or satisfy the requirements of
Section 422 of the Code.

RESTRICTIONS ON TRANSFER

    Under the 1990 Option Plan, an option may not be transferred by the optionee otherwise than by will or by the laws of descent and distribution. During the lifetime of an optionee, an option may be exercised only by the optionee. In addition, shares subject to repurchase by the Company under an early exercise stock purchase agreement may be subject to restrictions on transfer which the Board deems appropriate.

FEDERAL INCOME TAX INFORMATION

    INCENTIVE STOCK OPTIONS. Incentive stock options under the 1990 Option Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

    There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may result in the imposition of, or the increase to, the optionee's alternative minimum tax liability, if any.

    If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price or (b) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act").

    To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

    SUPPLEMENTAL STOCK OPTIONS. Supplemental stock options granted under the 1990 Option Plan generally have the following federal income tax consequences:

    There are no tax consequences to the optionee or the Company by reason of the grant of a supplemental stock option. Upon exercise of a supplemental stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

    POTENTIAL LIMITATION ON COMPANY DEDUCTIONS. In 1993, the U.S. Congress amended the Code to add Section 162(m) which denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1,000,000 for a covered employee. It is possible that compensation attributable to stock options, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

    Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m) of the Code, compensation attributable to stock options will qualify as performance-based compensation, provided that: (i) the option plan contains a per-employee limitation on the number of shares for which stock options may be granted during a specified period; (ii) the per-employee limitation is approved by the shareholders; (iii) the option is granted by a compensation committee comprised solely of "outside directors"; and (iv) either the exercise price of the option is no less than the fair market value of the stock on the date of grant, or the option is granted (or exercisable) only upon the achievement (as certified by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain.

                                   PROPOSAL 3
                  APPROVAL OF THE 1995 NON-EMPLOYEE DIRECTORS'
                         STOCK OPTION PLAN, AS AMENDED

    In January 1999, the Company's Board of Directors adopted an amendment, subject to shareholder approval, to increase the number of shares reserved for issuance under the 1995 Non-Employee Directors' Stock Option Plan (the "Directors' Plan") by 200,000 shares. In addition, in January 1999, the Board amended the Directors' Plan to (i) decrease the number of options to purchase shares of the Company's Common Stock from 30,000 shares to 20,000 shares automatically granted to each person who becomes a Non-Employee Director (as defined below) of the Company, upon the date of their initial election to the Board; (ii) increase the number of options to purchase shares of the Company's Common Stock from 6,000 shares to 10,000 shares automatically granted to each Non-Employee Director, who has been a Non-Employee Director for at least three months, on the date of each annual meeting of shareholders; (iii) extend the vesting period for the exercise of options granted pursuant to (i) above from three years to four years, and (iv) extend the term of the options in certain circumstances for all grants made under the Directors' Plan. Pursuant to the terms of the Directors' Plan, the Board is not required to seek shareholder approval for these amendments. The Board adopted these amendments to facilitate the Company's goals of increasing the compensation of its non-employee directors when shareholder value (represented by the trading price of the Company's stock) is increased and of attracting over time, additional non-employee directors of the Company.

    Shareholders are requested in this Proposal 3 to approve the Directors' Plan, as amended. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy and voting at the Annual Meeting will be required to approve the amendment of the Directors' Plan. For purposes of the vote, abstentions and broker non-votes will not be counted for any purpose in determining whether this matter has been approved.

              THE BOARD RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3.

    The essential features of the Directors' Plan are outlined below:

GENERAL

    In April 1995, the Company's Board of Directors adopted the Directors' Plan. The Directors' Plan was approved by the shareholders on January 25, 1996. The Directors' Plan currently provides for automatic, non-discretionary grants of options to purchase an aggregate of 200,000 shares.

    The Directors' Plan provides for non-discretionary grants of nonstatutory stock options. Options granted under the Directors' Plan are not intended to qualify as incentive stock options, as defined under Section 422 of the Code.

PURPOSE

    The purpose of the Directors' Plan is to retain the services of persons now serving as Non-Employee Directors of the Company (as defined below), to attract and retain the services of persons capable of serving on the Board of Directors of the Company and to provide incentives for such persons to exert maximum efforts to promote the success of the Company.

ADMINISTRATION

    The Directors' Plan is administered by the Board of Directors of the Company. The Board of Directors has the final power to construe and interpret the Directors' Plan and options granted under it, and to establish, amend and revoke rules and regulations for its administration.

    The Board of Directors is authorized to delegate administration of the Directors' Plan to a committee of not less than two members of the Board. The Board of Directors does not presently contemplate delegating administration of the Directors' Plan to any committee of the Board of Directors.

ELIGIBILITY

    The Directors' Plan provides that options may be granted only to Non-Employee Directors of the Company. A "Non-Employee Director" is defined in the Directors' Plan as a director of the Company and its affiliates who is not otherwise an employee of the Company or any affiliate. Six of the Company's seven current directors are eligible to participate in the Directors' Plan.

TERMS OF OPTIONS

    Each option under the Directors' Plan is subject to the following terms and conditions:

    NON-DISCRETIONARY GRANTS. Option grants under the Directors' Plan are non-discretionary. Pursuant to the terms of the Directors' Plan, options to purchase Common Stock of the Company are automatically granted as follows: (a) on April 27, 1995, the adoption date of the Directors' Plan, each Non-Employee Director who had not received a discretionary stock option grant from the Company during the previous 12 months, was automatically granted an option to purchase 30,000 shares of Common Stock of the Company; (b) beginning January 1999, each person who becomes a Non-Employee Director of the Company shall, upon the date of initial election to the Board, automatically be granted an option to purchase 20,000 shares of Common Stock, and (c) beginning January 1999, each Non-Employee Director, who has been a Non-Employee Director for at least three months, will automatically be granted an option to purchase 10,000 shares of Common Stock on the date of each annual meeting of shareholders, commencing with the year 1996. During the fiscal year ended September 30, 1998, Messrs. Lonergan, Regitz and Welch and Ms. Lego each were granted an option to purchase 6,000 shares of the Company's Common Stock pursuant to the Directors' Plan. The exercise price of the options is $10.8125 per share, the fair market value of the Common Stock at the time of grant.

    OPTION EXERCISE. An option granted under the Directors' Plan becomes exercisable as follows: Options granted pursuant to (a) above become exercisable in equal quarterly installments over a period of three years from the date of grant; beginning January 1999, options granted pursuant to (b) above become exercisable on a monthly basis in equal installments over a four year period from date of grant, and options granted pursuant to (c) above become exercisable in equal quarterly installments over a period of one year from the date of grant; provided that, during the entire period prior to each such vesting date, the Non-Employee Director has served as a Non-Employee Director or employee of or consultant to the Company.

    EXERCISE PRICE; PAYMENT. The exercise price of options granted under the Directors' Plan shall be equal to 100% of the fair market value of the Common Stock subject to such options on the date such option is granted. The exercise price of options granted under the Directors' Plan must be paid with cash at the time the option is exercised.

    No option granted under the Directors' Plan is exercisable by any person after the expiration of ten years from the date the option is granted.

    OTHER PROVISIONS. The option agreement may contain such other terms, provisions and conditions not inconsistent with the Directors' Plan as may be determined by the Board of Directors.

ADJUSTMENT PROVISIONS

    If there is any change in the stock subject to the Directors' Plan or subject to any option granted under the Directors' Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Directors' Plan and options outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to the plan and the class, number of shares and price per share of stock subject to outstanding options.

RESTRICTIONS ON TRANSFER

    Under the Director's Plan, an option may not be transferred by the optionee otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order satisfying the requirement of Rule 16b-3 under the Exchange Act and shall be exercised only by the person to whom such options are granted. During the lifetime of an optionee, an option may be exercised only by the optionee or his or her guardian or legal representative.

DURATION, AMENDMENT AND TERMINATION

    The Board may suspend or terminate the Directors' Plan at any time. Unless terminated earlier, the Directors' Plan will terminate on April 26, 2005.

    The Board may amend the Directors' Plan at any time, provided, however, that the Board shall not amend the Directors' Plan more than once every six months, with respect to the provisions of the Directors' Plan which relate to the amount, price and timing of grants, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder. Any amendment of the Directors' Plan must be approved by the shareholders within 12 months of its adoption by the Board if the amendment would (a) increase the number of shares of Common Stock reserved for issuance under the Directors' Plan, (b) modify the requirements relating to eligibility for participation in the Directors' Plan, or (c) modify any other provision of the Directors' Plan, if such approval is required in order to comply with the requirements of Rule 16b-3 under the Exchange Act.

    Options granted before amendment or termination of the Directors' Plan will not be altered or impaired by any amendment or termination of such plan without consent of the person to whom such options were granted.

EFFECT OF CERTAIN CORPORATE EVENTS

    In the event of a dissolution, liquidation or specified type of merger of the Company, the surviving corporation either will assume the rights under the Directors' Plan or substitute similar rights, or the exercise date of any ongoing offering will be accelerated such that the outstanding rights may be exercised immediately prior to, or concurrent with, any such event.

STOCK SUBJECT TO DIRECTORS' PLAN

    If options granted under the Directors' Plan expire, lapse or otherwise terminate without being exercised, the Common Stock not purchased under such options again becomes available for issuance under the Directors' Plan.

CERTAIN FEDERAL INCOME TAX INFORMATION

    Stock options granted under the Directors' Plan are subject to federal income tax treatment pursuant to rules governing options that are not incentive stock options.

    The following is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Directors' Plan, does not purport to be complete and does not discuss the income tax laws of any state or foreign country in which an optionee may reside.

    Options granted under the Directors' Plan are nonstatutory options. There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Because the optionee is a director of the Company, under existing laws, the date of taxation (and the date of measurement of taxable ordinary income) may in some instances be deferred unless the optionee files an election under
Section 83(b) of the Code. The filing of Section 83(b) election with respect to the exercise of an option may affect the time of taxation and the amount of income recognized at each such time. At the time the optionee recognizes ordinary income due to the exercise of the option, the Company will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a business expense deduction equal to the taxable ordinary income recognized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of such option. There are generally no tax consequences to the Company by reason of the disposition of the stock.

NEW PLAN BENEFITS

    Pursuant to the terms of the Directors' Plan, Ms. Lego and Messrs. Lonergan and Regitz, upon their re-election as non-employee directors of the Company at the Annual Meeting (see Proposal 1) and the approval of Proposal 3, will automatically be granted options to purchase 10,000 shares each of the Company's common stock, for a total of 30,000 shares of the Company's stock to be granted to all non-employee directors as a group. Such grants will be effective on the date of the Annual Meeting and will be priced at the fair market value on the date of grant.

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding the ownership of the Company's Common Stock as of January 15, 1999 by: (i) each nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and
(iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.

                                                                        BENEFICIAL OWNERSHIP(1)
                                                                        -----------------------
                                                                        NUMBER OF   PERCENT OF
BENEFICIAL OWNER                                                          SHARES       TOTAL
----------------------------------------------------------------------  ----------  -----------
William R. Lonergan(2)................................................      37,558          *
Jack H. King(2).......................................................     614,096        2.8%
Philip J. Koen........................................................           0          *
Asa W. Lanum..........................................................           0          *
Catherine P. Lego(2)..................................................      38,000          *
William M. Regitz(2)..................................................      51,000          *
Larry B. Schlenoff(2)(3)..............................................      72,887          *
Henry C. Harris(2)(4).................................................     272,801        1.2%
Anna M. McCann(2).....................................................      62,140          *
All executive officers and directors as a group
  (10 persons)(2).....................................................   1,177,483        5.2%

------------------------

*   Less than one percent.

(1) This table is based upon information supplied by officers, directors and principal shareholders and Schedules 13D and 13G, if any, filed with the Commission. Unless otherwise indicated in the footnotes to this table and subject to community property laws, where applicable, each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 21,907,553 shares outstanding on January 15, 1999, adjusted as required by rules promulgated by the Commission.

(2) Includes shares which certain executive officers, directors and principal shareholders of the Company have the right to acquire within 60 days after the date of this table pursuant to outstanding options as follows: William
    R. Lonergan, 36,000 shares; Jack H. King, 203,500 shares; Catherine P. Lego, 38,000 shares; William M. Regitz, 17,000 shares; Larry B. Schlenoff, 69,001 shares; Henry C. Harris, 270,500 shares; Anna M. McCann, 56,250 shares, and all executive officers and directors as a group, 719,251 shares.

(3) Includes 600 shares held in the name of Mr. Schlenoff's wife.

(4) Includes 390 shares held in the name of Mr. Harris' minor child.

SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE

    Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

    To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended September 30, 1998, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with; except that one report, covering one employee stock option grant, was filed late by Mr. Schlenoff.

                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

    Each non-employee director of the Company receives a per meeting fee of $1,500. In the fiscal year ended September 30, 1998, the total paid to non-employee directors for meeting fees was $42,000.00. In addition, Mr. Lonergan was reimbursed $6,420.16 for out-of-pocket expenses in connection with his attendance at Board meetings. Ms. Lego was paid $26,012.50 for consulting services provided to the Company.

    In April 1995, the Board adopted the Directors' Plan (see Proposal 3) to provide for the automatic grant of options to purchase shares of Common Stock to Non-Employee Directors of the Company. On January 29, 1998, the date of the Annual Meeting of Shareholders, each person who was then a Non-Employee Director and had been a Non-Employee Director of the Company for at least three months, was granted an option to purchase 6,000 shares of the Common Stock of the Company under the Directors' Plan. Messrs. Lonergan, Regitz and Welch and Ms. Lego each received such a grant. The grants have an exercise price of $10.8125 per share, the fair market value on the grant date. Such option has a term of ten years and becomes exercisable in equal quarterly installments over a period of one year from the date of grant.

COMPENSATION OF EXECUTIVE OFFICERS

                            SUMMARY OF COMPENSATION

    The following table shows for the fiscal years ending September 30, 1996, 1997 and 1998 compensation awarded or paid to, or earned by the Company's Chief Executive Officer, and its other four most highly compensated executive officers at September 30, 1998 (the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                   LONG-TERM COMPENSATION AWARDS
                                                                   -----------------------------
                                                                    NUMBER OF
                      ANNUAL COMPENSATION                          SECURITIES
----------------------------------------------------------------   UNDERLYING         OTHER
NAME AND PRINCIPAL POSITION          YEAR  SALARY(1)($) BONUS ($)  OPTIONS (#)   COMPENSATION(2)($)
-----------------------------------  ----  ---------   ---------   -----------   ---------------
Jack H. King.......................  1998   254,400      --          57,000(3)        2,518
  President and                      1997   251,631      --          60,000(3)        2,117
  Chief Executive Officer            1996   240,000     20,000            0           1,770

Larry B. Schlenoff.................  1998   177,491     46,476       96,000(3)       71,172(4)
  Vice President,                    1997    25,577      --          80,000(3)        5,494(4)
  Chief Financial Officer            1996     --         --           --             --
  and Secretary

Henry C. Harris....................  1998   176,964      --          49,000(3)          810
  Senior Vice President              1997   159,824      --          20,000(3)          715
  Strategic Planning                 1996   150,557      4,513       40,000             638
  and Alliances

Anna M. McCann.....................  1998   142,115      4,000       29,500(3)            0
  Vice President,                    1997   116,455     10,000       20,000(3)            0
  Chief Accounting Officer           1996   109,800     11,553       10,000               0

------------------------

(1) Includes amounts deferred pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended.

(2) Unless otherwise noted, represents life insurance premiums for the benefit of the Named Executive Officers.

(3) Certain options canceled and repriced during fiscal years ended September 30, 1997 and September 30, 1998. See "Ten Year Option Repricings."

(4) Represents relocation payments.

                       STOCK OPTION GRANTS AND EXERCISES

    The Company grants stock options to its executive officers under the 1990 Option Plan. For the number of shares subject to outstanding options and a description of the 1990 Option Plan, see Proposal 2.

    The following tables set forth for the fiscal year ended September 30, 1998 certain information regarding options granted to, exercised by, and held at year end by the Named Executive Officers:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                              INDIVIDUAL GRANTS
                                            ----------------------                         POTENTIAL REALIZABLE
                                            NUMBER OF   % OF TOTAL                           VALUE AT ASSUMED
                                            SECURITIES   OPTIONS/                          ANNUAL RATES OF STOCK
                                            UNDERLYING  GRANTED TO  EXERCISE                PRICE APPRECIATION
                                             OPTIONS/   EMPLOYEES    OR BASE                FOR OPTION TERM(1)
                                             GRANTED    IN FISCAL     PRICE    EXPIRATION  ---------------------
NAME                                          (#)(2)     YEAR (%)    ($/SH)       DATE      5% ($)     10% ($)
------------------------------------------  ----------  ----------  ---------  ----------  ---------  ----------
Jack H. King..............................      57,000         3.9     13.875    11/06/06    498,251   1,257,491

Larry B. Schlenoff........................      76,000         5.2     13.875    07/30/07    664,335   1,676,655

                                                20,000         1.4     6.0625    07/29/08     76,388     192,788

Henry C. Harris...........................      19,000         1.3     13.875    11/06/06    166,084     419,164

                                                30,000         2.0    10.6875    02/03/08    201,994     509,794

Anna M. McCann............................      10,000         0.7    14.1875    10/31/07     89,381     225,581

                                                10,000         0.7    10.6875    02/03/08     67,331     169,931

                                                 9,500         0.6     13.875    11/06/06     83,042     209,582

------------------------

(1) Calculated on the assumption that the market value of the underlying stock increases at the stated values compounded annually for the ten-year term of the options.

(2) Such options generally vest over a (i) four-year period with 25% of the options vesting in each of the first four years of its ten-year term or (ii) three-year period with 33.33% of the options vesting in each of the first three years of its ten-year term. The Board of Directors may reprice or accelerate the options under the terms of the 1990 Option Plan.

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                                                                    NUMBER OF
                                                                                                    SECURITIES
                                                                                                    UNDERLYING
                                                                                                   UNEXERCISED
                                                                                                  OPTIONS AT FY-
                                                                SHARES ACQUIRED                      END (#)
                                                                       ON             VALUE        EXERCISABLE/
NAME                                                             EXERCISE(#)(1)   REALIZED($)(2)  UNEXERCISABLE
--------------------------------------------------------------  ----------------  -------------  ----------------

Jack H. King..................................................        100,000        1,143,750     189,250/67,750

                                                                      100,000          346,875          --

Larry B. Schlenoff............................................         --              --               --

Henry C. Harris...............................................         --              --               --

Anna M. McCann................................................         --              --               --

------------------------

(1) Mr. King's exercise of such options was in anticipation of the expiration of the options.

(2) Value realized is based upon the fair market value of the Company's Common Stock on the date of exercise less the exercise price and does not necessarily indicate that the optionee sold such stock.

OPTION REPRICING INFORMATION

    The following table shows certain information concerning the repricing of options received by the Named Executive Officers during the last ten years.

                           TEN YEAR OPTION REPRICINGS

                                                                                                         LENGTH OF
                                                                                                         ORIGINAL
                                             NUMBER OF                                                  OPTION TERM
                                             SECURITIES                                                  REMAINING
                                             UNDERLYING   MARKET PRICE OF  EXERCISE PRICE               AT DATE OF
                                              OPTIONS      STOCK AT TIME     AT TIME OF        NEW       REPRICING
                                            REPRICED OR   OF REPRICING OR   REPRICING OR    EXERCISE        OR
NAME                               DATE     AMENDED (#)    AMENDMENT ($)   AMENDMENT ($)    PRICE ($)    AMENDMENT
-------------------------------  ---------  ------------  ---------------  --------------  -----------  -----------

Jack H. King...................   02/27/98     57,000(1)        13.875          17.4375        13.875    8.6 years

Larry B. Schlenoff.............   02/27/98     76,000(1)        13.875            22.50        13.875    9.4 years

Henry C. Harris................   02/27/98     19,000(1)        13.875          17.4375        13.875    8.6 years

Anna M. McCann.................   02/27/98      9,500(1)        13.875          17.4375        13.875    8.6 years

------------------------

(1) Pursuant to the terms of the February 27, 1998 offer to reprice certain outstanding options, Mr. King agreed to the cancellation of options for 60,000 shares; Mr. Schlenoff agreed to the cancellation of options for 80,000 shares; Mr. Harris agreed to the cancellation of options for 20,000 shares and Ms. McCann agreed to the cancellation of options for 10,000 shares, in consideration for the repriced options specified in the table.

                       PERFORMANCE MEASUREMENT COMPARISON

    The following chart shows the value of an investment of $100 on September 30, 1993 in cash of (i) the Company's Common Stock, (ii) the NASDAQ Stock Market-US Index and (iii) the Hambrecht & Quist Technology Index. All values assume reinvestment of the full amount of all dividends and are calculated as of September 30 of each year:

                COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN(1)
         AMONG ZITEL CORPORATION, THE NASDAQ STOCK MARKET (U.S.) INDEX
                   AND THE HAMBRECHT & QUIST TECHNOLOGY INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              ZITEL CORPORATION        NASDAQ STOCK MARKET (U.S.)          HAMBRECHT & QUIST TECHNOLOGY
9/93                          $100                              $100                                     $100
9/94                          $206                              $101                                     $114
9/95                          $276                              $139                                     $200
9/96                          $479                              $165                                     $220
9/97                        $1,188                              $227                                     $328
9/98                          $161                              $232                                     $304

------------------------
(1) THIS SECTION IS NOT "SOLICITING MATERIAL", IS NOT DEEMED FILED WITH THE SEC AND IS NOT TO BE INCORPORATED BY REFERENCE IN ANY FILING OF THE COMPANY UNDER THE 1933 ACT OR THE 1934 ACT WHETHER MADE BEFORE OR AFTER THE DATE HEREOF AND IRRESPECTIVE OF ANY GENERAL INCORPORATION LANGUAGE IN ANY SUCH FILING.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                          ON EXECUTIVE COMPENSATION(1)

    The Company's executive compensation generally consists of a base salary, a cash bonus and long-term incentive stock options. Annual compensation for executive officers and certain non-officer vice presidents of the Company, other than the President, is recommended by the President and is reviewed and approved by the Compensation Committee. The individual salary recommendations may vary based on the President's judgment regarding the value of a position in the Company, performance of the executive and comparative compensation for like positions at other companies of similar size in their area, derived from salary survey data and other sources.

    The annual compensation for the President is recommended by the Compensation Committee and approved by the non-employee members of the Board of Directors. The Committee determines the President's annual compensation based on the same criteria and the same survey as used for officers, with the objective of placing his salary at the median for presidents of comparable companies.

    The Company believes that compensation of the key executives should be sufficient to attract and retain highly qualified personnel and should also provide meaningful incentives for measurable superior performance. The Company seeks to reward achievement of long-term and short-term performance goals. The Company currently does not provide retirement benefits to its executive officers, other than the availability of a 401(k) plan.

    During fiscal year 1998, the Company did not establish a formal bonus plan.

    The Compensation Committee uses stock option grants to further align the interests of shareholders and management by creating common incentives related to the possession by management of a substantial economic interest in the long-term appreciation of the Company's Common Stock. The Committee considers the number of options previously granted and the proportion that have vested in making its decisions. Stock option grants, other than for the President, are made periodically at the recommendation of the President with the approval of the Compensation Committee. The Committee makes option grants to the President on the same basis as for other officers. Options are granted with an exercise price equal to the full market value of the Company's Common Stock on the date of grant. In light of these factors, and in order to provide an incentive to management to achieve the Company's operational goals, in November 1997, the Committee approved an option grant of 10,000 shares to the Vice President, Chief Accounting Officer at an exercise price of $14.1875 per share. In February 1998, the Committee approved option grants of 10,000 shares to the Vice President, Chief Accounting Officer at an exercise price of $10.6875 per share and 30,000 shares to the Senior Vice President, Strategic Planning & Alliances at an exercise price of $10.6875 per share. In July 1998, the Committee approved an option grant of 20,000 shares to the Vice President, Finance and Administration at an exercise price of $6.0625 per share. In order to preserve the incentive effects of stock option grants in light of the Company's volatile stock price, the Compensation Committee determined on January 29, 1998, to offer to reprice all options granted at an exercise price equal to or greater than $12.00 per share to the fair market value on the acceptance date of February 27, 1998. To effect the repricing, the existing options were cancelled and new options were granted equal to 95% of the original number of shares cancelled. The vesting schedule of the new options remained the same as the original options. These stock options included the stock options of four officers totaling 170,000 shares at exercise prices ranging from $17.4375 to $22.50 per share which were repriced and for which 161,500 shares were reissued at an exercise price of $13.875 per share.

------------------------
(1) This section is not "soliciting material", is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

    The Compensation Committee has not yet established a policy for determining which forms of incentive compensation awarded to its Named Executive Officers shall be designed to qualify as "performance-based compensation."

    During fiscal year 1998, the Company reported an increase in revenue of 21% and a reported net loss of $2.48 per share. Accordingly, the Compensation Committee did not approve a discretionary bonus for the officers. In October 1997, the Committee approved a raise for one officer totaling 12% effective November 1, 1997. In January 1998, the Committee approved a raise for one officer totaling 15% effective February 1, 1998. In July 1998, the Committee approved a raise for one officer totaling 10%, effective July 30, 1998. The President's salary was unchanged during the year.

                                          COMPENSATION COMMITTEE

                                          William R. Lonergan
                                          William M. Regitz
                                          Robert H. Welch

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    As noted above, during the fiscal year ended September 30, 1998, the Company's Compensation Committee consisted of Messrs. Lonergan, Regitz and Welch. Mr. Welch served as President, Chief Executive Officer and Director of the Company from 1979 to October 1986. Mr. Welch was Chairman of the Board of the Company from October 1986 to November 1987 and has remained a Director since that date. Mr. Welch has advised the Company that he does not wish to stand for reelection at the Annual Meeting.

                                 OTHER MATTERS

    The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          Anna M. McCann
                                          SECRETARY

January 27, 1999

                             ZITEL CORPORATION



                 1995 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

               ADOPTED BY THE BOARD OF DIRECTORS ON APRIL 27, 1995
                   APPROVED BY SHAREHOLDERS ON JANUARY 25, 1996
                  ADJUSTED 2-FOR-1 STOCK SPLIT NOVEMBER 27, 1996
               AMENDED BY THE BOARD OF DIRECTORS ON JANUARY 4, 1999



1. PURPOSE.

   (a) The purpose of the 1995 Non-Employee Directors' Stock Option Plan (the "Plan") is to provide a means by which each director of Zitel Corporation (the "Company") who is not otherwise an employee of the Company or of any Affiliate of the Company (each such person being hereafter referred to as a "Non-Employee Director") will be given an opportunity to purchase stock of the Company.

   (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

   (c) The Company, by means of the Plan, seeks to retain the services of persons now serving as Non-Employee Directors of the Company, to secure and retain the services of persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

2. ADMINISTRATION.

   (a) The Plan shall be administered by the Board of Directors of the Company (the "Board") unless and until the Board delegates administration to a committee, as provided in subparagraph 2(b).

   (b) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members of the Board (the "Committee").
If administration is delegated
to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3. SHARES SUBJECT TO THE PLAN.

   (a) Subject to the provisions of paragraph 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate four hundred thousand (400,000) shares of the Company's common stock. If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the Plan.

   (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4. ELIGIBILITY.

   (a) Options shall be granted only to Non-Employee Directors of the Company.

   5. NON-DISCRETIONARY GRANTS.

   (a) Upon the date of the approval of the Plan by the Board (the "Adoption Date"), each person who is then a Non-Employee Director automatically shall be granted an option to purchase thirty thousand (30,000) shares of common stock of the Company on the terms and conditions set forth herein, provided that such Non-Employee Director has not received a discretionary stock option grant from the Company during the period beginning twelve (12) months prior to the Adoption Date and ending on the Adoption Date.

   (b) Each person who is, on or after January 4, 1999 (the "Amendment Date"), elected for the first time to be a Non-Employee Director automatically shall, upon the date of his initial election to be a Non-Employee Director by the Board or shareholders of the Company, be granted an option to purchase twenty thousand (20,000) shares of common stock of the Company on the terms and conditions set forth herein.

   (c) On the date of each annual meeting of shareholders following the Amendment Date, each person who is then a Non-Employee Director, and has been a Non-Employee Director for at least three (3) months, automatically shall be granted an option to purchase ten thousand (10,000) shares of common stock of the Company on the terms and conditions set forth herein.

6. OPTION PROVISIONS.

   Each option shall be subject to the following terms and conditions:

   (a) The term of each option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date ("Expiration Date") ten (10) years from the date of grant. If the optionee's service as a Non-Employee Director or employee of or consultant to the Company or any Affiliate terminates for any reason or for no reason (including due to the optionee's death), the option (whether granted before or after the Amendment Date) shall terminate on the earlier of the Expiration Date or the date twelve (12) months following the date of such termination of service. In any and all circumstances, an option may be exercised following termination of the optionee's service as a Non-Employee Director or employee of or consultant to the Company or any Affiliate only as to that number of shares as to which it was exercisable on the date of termination of all such service under the provisions of subparagraph 6(e).

   (b) The exercise price of each option shall be one hundred percent (100%) of the fair market value of the stock subject to such option on the date such option is granted.

   (c) Payment of the exercise price of each option is due in full in cash upon any exercise when the number of shares being purchased upon such exercise is less than 1,000 shares; but when the number of shares being purchased upon an exercise is 1,000 or more shares, the optionee may elect to make payment of the exercise price under one of the following alternatives:

          (i) Payment of the exercise price per share in cash at the time of exercise; or

          (ii) Provided that at the time of the exercise the Company's common stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of shares of common stock of the Company already owned by the optionee, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interest, which common stock shall be valued at its fair market value on the date preceding the date of exercise; or

          (iii) Payment by a combination of the methods of payment specified in subparagraph 6(c)(i) and 6(c)(ii) above.

   Notwithstanding the foregoing, this option may be exercised pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company prior to the issuance of shares of the Company's common stock.

   (d) An option shall not be transferable except by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order satisfying the requirements of Rule 16b-3 under the Securities Exchange Act of 1934 (a "QDRO") and shall be exercisable during the lifetime of the person to whom the option is granted only by such person (or by his guardian or legal representative) or transferee pursuant to a QDRO. Notwithstanding the foregoing, the optionee may, by delivering written notice to the Company in a form satisfactory to the Company, designate a third party who, in the event of the death of the optionee, shall thereafter be entitled to exercise the option.

   (e) Options granted under subparagraph 5(a) and options granted as in effect prior to the Amendment Date under subparagraph 5(b) shall become exercisable in equal quarterly installments over a period of three (3) years from the date of grant, options granted under subparagraph 5(b) on or after the Amendment Date shall become exercisable on a monthly basis in equal installments over a period of four (4) years from date of grant, and options granted under subparagraph 5(c) shall become exercisable in equal quarterly installments over a period of one (1) year from the date of grant; provided in each such case that the optionee has, during the entire period prior to such vesting date, continuously served as a Non-Employee Director or employee of or consultant to the Company or any Affiliate of the Company, whereupon such option shall become fully exercisable in accordance with its terms with respect to that portion of the shares represented by that installment.

   (f) The Company may require any optionee, or any person to whom an option is transferred under subparagraph 6(d), as a condition of exercising any such option: (i) to give written assurances satisfactory to the Company as to the optionee's knowledge and experience in financial and business matters; and (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the option has been registered under a then-currently-effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii), as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then-applicable securities laws.

   (g) Notwithstanding anything to the contrary contained herein, an option may not be exercised unless the shares issuable upon exercise of such option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

7. COVENANTS OF THE COMPANY.

   (a) During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

   (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan, or any stock issued or issuable pursuant to any such option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options.

8. USE OF PROCEEDS FROM STOCK.

   Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

9. MISCELLANEOUS.

   (a) Neither an optionee nor any person to whom an option is transferred under subparagraph 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

   (b) Throughout the term of any option granted pursuant to the Plan, the Company shall make available to the holder of such option, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the option term, upon request, such financial and other information regarding the Company as comprises the annual report to the shareholders of the Company provided for in the Bylaws of the Company and such other information regarding the Company as the holder of such option may reasonably request.

   (c) Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Non-Employee Director any right to continue in the service of the Company or any Affiliate or shall affect any right of the Company, its Board or shareholders or any Affiliate to terminate the service of any Non-Employee Director with or without cause.

   (d) No Non-Employee Director, individually or as a member of a group, and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any option reserved for the purposes of the Plan except as to such shares of common stock, if any, as shall have been reserved for him pursuant to an option granted to him.

   (e) In connection with each option made pursuant to the Plan, it shall be a condition precedent to the Company's obligation to issue or transfer shares to a Non-Employee Director, or to evidence the removal of any restrictions on transfer, that such Non-Employee Director make arrangements satisfactory to the Company to insure that the amount of any federal or other withholding tax required to be withheld with respect to such sale or transfer, or such removal or lapse, is made available to the Company for timely payment of such tax.

   (f) As used in this Plan, fair market value means, as of any date, the value of the common stock of the Company determined as follows:

          (i) If the common stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the day of determination, as reporting in the Wall Street Journal or such other source as the Board deems reliable;

          (ii) If the common stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of common stock shall be the mean between the bid and asked prices for the common stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

          (iii) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

10. ADJUSTMENTS UPON CHANGES IN STOCK.

   (a) If any change is made in the stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding options will be appropriately adjusted in the class(es), maximum number of shares and type of security subject to the Plan and the class(es), type of security, and number of shares and price per share of stock subject to outstanding options.

   (b) In the event of: (1) a merger or consolidation in which the Company is not the surviving corporation; (2) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (3) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, the time during which options outstanding under the Plan may be exercised shall be accelerated and the options terminated if not exercised prior to such event.

11. AMENDMENT OF THE PLAN.

   (a) The Board at any time, and from time to time, may amend the Plan, PROVIDED, HOWEVER, that the Board shall not amend the plan more than once every six (6) months, with respect to the provisions of the Plan which relate to the amount, price and timing of grants, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder. Except as provided in paragraph 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

          (i) Increase the number of shares which may be issued under the Plan;

          (ii) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires shareholder approval in order for the Plan to comply with the requirements of Rule 16b-3); or

          (iii) Modify the Plan in any other way if such modification requires shareholder approval in order for the Plan to comply with the requirements of Rule 16b-3 or Section 162(m) of the Internal Revenue Code.

   (b) Rights and obligations under any option granted before any amendment of the Plan shall not be impaired by such amendment unless (i) the Company requests the consent of the person to whom the option was granted and (ii) such person consents in writing.

12. TERMINATION OR SUSPENSION OF THE PLAN.

   (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on April 26, 2005. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

   (b) Rights and obligations under any option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.

   (c) The Plan shall terminate upon the occurrence of any of the events described in Section 10(b) above.

13. EFFECTIVE DATE OF PLAN; CONDITIONS OF EXERCISE.

   (a) The Plan shall become effective upon adoption by the Board of Directors, subject to the condition subsequent that the Plan is approved by the shareholders of the Company.

   (b) No option granted under the Plan shall be exercised or exercisable unless and until the condition of subparagraph 13(a) above has been met.

                              ZITEL CORPORATION

                            1990 STOCK OPTION PLAN
                            ----------------------

               Adopted by the Board of Directors September 27, 1990

                           Effective October 1, 1990

                   Approved by the Shareholders January 25, 1991

                 Amended by the Board of Directors October 31, 1991

                   Approved by the Shareholders January 30, 1992

                Amended by the Board of Directors September 21, 1994

                   Approved by the Shareholders January 26, 1995

                 Amended by the Board of Directors November 7, 1996

                 Approved by the Shareholders on February 27, 1997

                Amended by the Board of Directors on October 30, 1997

                  Approved by the Shareholders on January 29, 1998

                 Amended by the Board of Directors on January 4, 1999

        1.      PURPOSE.

                (a) The purpose of the Plan is to provide a means by which selected key employees, including directors of, sales representatives for, and consultants to Zitel Corporation, a California corporation (the "Company"), and its Affiliates, as defined in subparagraph 1(b), may be given an opportunity to purchase stock of the Company.

                (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

                (c) The Company, by means of the Plan, seeks to retain the services of persons now employed by or having key relationships with the Company, to secure and retain the services of persons capable of filling such positions, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

                (d) The Company intends that the options issued under the Plan shall, in the discretion of the Board of Directors of the Company (the "Board") or any committee to which responsibility for administration of the Plan has been delegated pursuant to subparagraph 2(c), be either incentive stock options as that term is used in
Section 422 of the Code ("Incentive Stock Options"), or options which do not qualify as incentive stock options ("Supplemental Stock Options"). All options shall be separately designated Incentive Stock Options or Supplemental Stock Options at the time of grant, and in such form as issued pursuant to paragraph 5, and a separate certificate or certificates shall be issued for shares purchased on exercise of each type of option. An option designated as a Supplemental Stock Option shall not be treated as an incentive stock option.

        2.      ADMINISTRATION.

                (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a committee, as provided in subparagraph 2(c); provided, however, that if and to the extent required in order to comply with the disinterested administration requirements of Rule 16b-3, as amended from time to time, promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any successor rule ("Rule 16b-3"), the Plan shall be administered by a committee as provided in subparagraph 2(c). Such requirements of Rule 16b-3 are hereinafter referred to as the "Disinterested Administration Requirements." Except to the extent precluded by the Disinterested Administration Requirements, whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

                (b) The Board (or the Committee, as defined below) shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                        (1) To determine from time to time which of the persons eligible under the Plan shall be granted options; when and how the option shall be granted; whether the option will be an Incentive Stock Option or a Supplemental Stock Option; the provisions of each option granted (which need not be identical), including the time or times during the term of each option within which all or portions of such option may be exercised; and the number of shares for which an option shall be granted to each such person.

                        (2) To construe and interpret the Plan and options granted under it, and to establish, amend and revoke rules and regulations for its administration and otherwise to make decisions concerning the Plan. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any option agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                        (3)     To amend the Plan as provided in paragraph 10.

                        (4) Generally, to exercise such powers and to perform such acts as the Board (or the Committee, as defined below) deems necessary or expedient to promote the best interests of the Company.

                (c) The Board may, and under the circumstances set forth in subparagraph 2(a) shall, delegate administration of the Plan to a committee composed of not fewer than three (3) members or such greater or lesser number as may be required to comply with the Disinterested Administration Requirements (the "Committee"). To the extent required to comply with the Disinterested Administration Requirements, the members of such Committee shall also be members of the Board and shall be disinterested persons, as defined by the provisions of subparagraph 2(d). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan and the Disinterested Administration Requirements, as may be adopted from time to time by the Board. Unless precluded by the Disinterested Administration Requirements, the Board may (i) abolish the Committee at any time and revest in the Board the administration of the Plan, or (ii) expressly determine that the requirement that the Committee be composed of three (3) members be waived and may delegate administration of the Plan to any person or persons and the term "Committee" shall apply to any person or persons to whom such authority has been delegated.

                (d) The term "disinterested person," as used in this Plan, shall mean an administrator of the Plan, whether a member of the Board or of any Committee to which responsibility for administration of the Plan has been delegated pursuant to subparagraph 2(c), who is a "disinterested person" within the meaning of Rule 16b-3 or otherwise in accordance with the rules, regulations or interpretations of the Securities and Exchange Commission. Any such person shall otherwise comply with the requirements of Rule 16b-3 including, without limitation, any limitation contained therein on eligibility of a "disinterested person" to participate in plans of the Company or any affiliate (as defined under the Exchange Act) of the Company.


        3.      SHARES SUBJECT TO THE PLAN.

                (a) Subject to the provisions of paragraph 9 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate six million two hundred thousand (6,700,000) shares of the Company's common stock; provided, however, that such aggregate number of shares shall be reduced to reflect the number of shares of the Company's common stock which has been sold under, or may be sold pursuant to options granted under, the Company's 1982 Incentive Stock Option Plan or the Company's 1984 Supplemental Stock Option Plan to the same extent as if such sales had been made or options granted pursuant to this Plan. If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the Plan.

                (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

                (c) An Incentive Stock Option may be granted to an eligible person under the Plan only if the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which incentive stock options (as defined in the Code) granted after 1986 are exercisable for the first time by such optionee during any calendar year under all incentive stock option plans of the Company and its Affiliates does not exceed one hundred thousand dollars ($100,000). Should it be determined that an option granted under the Plan exceeds such maximum for any reason other than the failure of a good faith attempt to value the stock subject to the option, such option shall be considered a Supplemental Stock Option to the extent, but only to the extent, of such excess; provided, however, that should it be determined that an entire option or any portion thereof does not qualify for treatment as an incentive stock option by reason of exceeding such maximum, such option or the applicable portion shall be considered a Supplemental Stock Option.

        4.      ELIGIBILITY.

                (a) Incentive Stock Options may be granted only to employees (including officers) of the Company or its Affiliates. A director of the Company shall not be eligible to receive Incentive Stock Options unless such director is also an employee (including an officer) of the Company or any Affiliate. Supplemental Stock Options may be granted only to key employees (including officers) of, directors of, sales representatives for, or consultants to the Company or its Affiliates. A director of the Company shall not be eligible for a Supplemental Stock Option unless such director is also an employee (including an officer) of, sales representative for, or consultant to the Company or any Affiliate.

                (b) A director shall in no event be eligible for the benefits of the Plan unless and until such director is expressly declared eligible to participate in the Plan by action of the Board or the Committee, and only if, at any time discretion is exercised by the Board in the selection of a director as a person to whom options may be granted, or in the determination of the number of shares which may be covered by options granted to a director, the Disinterested Administration Requirements are satisfied and the Plan otherwise complies with the requirements of Rule 16b-3. The Board shall otherwise comply with the requirements of Rule 16b-3.

                (c) No person shall be eligible for the grant of an Incentive Stock Option under the Plan if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such option is at least one hundred ten percent (110%) of the fair market value of such stock at the date of grant and the term of the option does not exceed five (5) years from the date of grant.

                (d) If required to comply with the Disinterested Administration Requirements, no person who acts as an administrator of the Plan shall be eligible for selection as a person to whom options may be granted under the Plan for a period of one (1) year (or such longer or shorter period of time as may be required to comply with the Disinterested Administration

Requirements) following the time such person last exercised discretion in administering the Plan. No person who acts as an administrator of any other plan of the Company in which members of the Board are eligible for selection as persons to whom securities may be granted shall be eligible for selection as a person to whom options may be granted under the Plan for a period of one
(1) year (or such longer or shorter period of time as may be required to comply with the Disinterested Administration Requirements) following the time such person last exercised discretion in administering such plan; provided, however, that such limitation on eligibility shall be applicable if and only to the extent required to comply with the Disinterested Administration Requirements with respect to such plan.

        5.      OPTION PROVISIONS.

                Each option shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The provisions of separate options need not be identical, but each option shall include (through incorporation of provisions hereof by reference in the option or otherwise) the substance of each of the following provisions:

                (a)     The term of any option shall not be greater than ten
(10) years from the date it was granted.

                (b) The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the fair market value of the stock subject to the option on the date the option is granted. The exercise price of each Supplemental Stock Option shall be not less than eighty-five percent (85%) of the fair market value of the stock subject to the option on the date the option is granted.

                (c) The purchase price of stock acquired pursuant to an option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the option is exercised, or (ii) at the discretion of the Board or the Committee, either at the time of the grant or exercise of the option, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the option is granted or to whom the option is transferred pursuant to subparagraph 5(d), or (C) in any other form of legal consideration that may be acceptable to the Board or the Committee.

        In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

                (d) An option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the option is granted only by such person.

                (e) The total number of shares of stock subject to an option may, but need not, be allotted in periodic installments (which may, but need not, be equal). From time to time during each of such installment periods, the option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the option was not fully exercised. During the remainder of the term of the option (if its term extends beyond the end of the installment periods), the option may be exercised from time to time with respect to any shares then remaining subject to the option; provided, however, that if and to the extent required to satisfy the definition of "plan" within the meaning of Rule 16b-3, no option granted under the

Plan may be exercised as to any shares subject to such option until more than six (6) months following the date of grant of such option (except in the event of death or disability of the optionee) (the "Six Month Limitation"). The provisions of this subparagraph 5(e) are subject to any option provisions governing the minimum number of shares as to which an option may be exercised.

                (f) The Company may require any optionee, or any person to whom an option is transferred under subparagraph 5(d), as a condition of exercising any such option, (1) to give written assurances satisfactory to the Company as to the optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.

                (g) An option shall terminate three (3) months after termination of the optionee's employment or relationship as a consultant, sales representative or director with the Company or an Affiliate, unless (i) such termination is due to such person's permanent and total disability, within the meaning of Section 422(c)(6) of the Code, in which case the option may, but need not, provide that it may be exercised at any time within one (1) year following such termination of employment or relationship as a consultant, sales representative or director; or (ii) the optionee dies while in the employ of or while serving as a consultant, sales representative or director to the Company or an Affiliate, or within not more than three (3) months after termination of such relationship, in which case the option may, but need not, provide that it may be exercised at any time within eighteen
(18) months following the death of the optionee by the person or persons to whom the optionee's rights under such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifies either
(a) that it shall terminate sooner than three (3) months after termination of the optionee's employment or relationship as a consultant, sales representative or director, or (b) that it may be exercised more than three
(3) months after termination of such relationship with the Company or an Affiliate. This subparagraph 5(g) shall not be construed to extend the term of any option or to permit anyone to exercise the option after expiration of its term, nor shall it be construed to increase the number of shares as to which any option is exercisable from the amount exercisable on the date of termination of the optionee's employment or relationship as a consultant, sales representative or director.

                (h) Subject to the Six Month Limitation, the option may, but need not, include a provision whereby the optionee may elect at any time during the term of his or her employment or relationship as a consultant, sales representative or director with the Company or any Affiliate to exercise the option as to any part or all of the shares subject to the option prior to the stated vesting date of the option or of any installment or installments specified in the option. Any shares so purchased from any unvested installment or option may be subject to a repurchase right in favor of the Company or to any other restriction the Board or the Committee determines to be appropriate.

                (i) To the extent provided by the terms of an option, the optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold from the shares of the common stock otherwise issuable to the participant as a result of the exercise of the stock option a number of shares having a fair market value less than or equal to the amount of the withholding tax obligation; or (3) delivering to the Company owned and unencumbered shares of the common stock having a fair market value less than or equal to the amount of the withholding tax obligation.

        6.      COVENANTS OF THE COMPANY.

                (a) During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

                (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan or any stock issued or issuable pursuant to any such option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options unless and until such authority is obtained.

        7.      USE OF PROCEEDS FROM STOCK.

                Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

        8.      MISCELLANEOUS.

                (a) The Board or the Committee shall have the power to accelerate the time at which an option may first be exercised or the time during which an option or any part thereof will vest pursuant to subparagraph 5(e), notwithstanding the provisions in the option stating the time at which it may first be exercised or the time during which it will vest; provided that no acceleration of options held by officers or directors of the Company and granted less than six months prior to the date of acceleration shall be permitted if such acceleration would cause the Plan to fail to qualify for the exemption provided by Rule 16b-3.

                (b) Neither an optionee nor any person to whom an option is transferred under subparagraph 5(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

                (c) Throughout the term of any option granted pursuant to the Plan, the Company shall make available to the holder of such option, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the option term, upon request, such financial and other information regarding the Company as comprises the annual report to the shareholders of the Company provided for in the bylaws of the Company.

                (d) Nothing in the Plan or any instrument executed or option granted pursuant thereto shall confer upon any eligible employee or optionee any right to continue in the employ of the Company or any Affiliate (or to continue acting as a consultant, sales representative or director) or shall affect the right of the Company or any Affiliate to terminate the employment or consulting or sales representative relationship or directorship of any eligible employee or optionee with or without cause. In the event that an optionee is permitted or otherwise entitled to take a leave of absence, the Company shall have the unilateral right to (i) determine whether such leave of absence will be treated as a termination of employment for purposes of paragraph 5(g) hereof and corresponding provisions of any outstanding options, and (ii) suspend or otherwise delay the time or times at which the shares subject to the option would otherwise vest.

        9.      ADJUSTMENTS UPON CHANGES IN STOCK.

                (a) If any change is made in the stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding options.

                (b) In the event of: (1) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise then to the extent permitted by applicable law: either (i) any surviving corporation shall assume any options outstanding under the Plan or shall substitute similar options for those outstanding under the Plan, or
(ii) at the discretion of the Board or the Committee, (A) such options shall continue in full force and effect (B) the time during which such options may be exercised shall be accelerated and the options terminated if not exercised prior to such event provided that no acceleration of options held by officers or directors of the Company and granted less than six months prior to the date of acceleration shall be permitted if such acceleration would cause the plan to fail to qualify for the exemption provided by Rule 16b-3 or (C) such options shall be terminated if not exercised prior to such event.

        10.     AMENDMENT OF THE PLAN.

                (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 9 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

                        (i) Increase the number of shares reserved for options under the Plan;

                        (ii)    Modify the requirements as to eligibility for
participation in the Plan (to the extent such modification requires shareholder approval in order for the Plan to satisfy the requirements of
Section 422(b) of the Code or to comply with the requirements of Rule
16b-3);                 or

                        (iii) Modify the Plan in any other way if such modification requires shareholder approval in order for the Plan to satisfy the requirements of Section 422(b) of the Code or to comply with the requirements of Rule 16b-3.

                (b) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee incentive stock options and/or to bring the Plan and/or incentive stock options granted under it into compliance therewith.

                (c) Rights and obligations under any option granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the option was granted and (ii) such person consents in writing.

        11.     TERMINATION OR SUSPENSION OF THE PLAN.

                (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate ten (10) years from the date the Plan is adopted by the Board or approved by the shareholders of the Company, whichever is earlier. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

                (b) Rights and obligations under any option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.

        12.     EFFECTIVE DATE OF PLAN.

                The Plan shall become effective as determined by the Board, but no options granted under the Plan shall be exercised unless and until the Plan has been approved by the shareholders of the Company, and, if required, an appropriate permit has been issued by the Commissioner of Corporations of the State of California.

                              ZITEL CORPORATION
                  PROXY SOLICITED BY THE BOARD OF DIRECTORS
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS
                               MARCH 11, 1999

    Jack H. King or Anna M. McCann, or either of them, each with the power of substitution and revocation, are hereby authorized to represent the undersigned, with all powers which the undersigned would possess if personally present, to vote the Common Stock of the undersigned at the annual meeting of shareholders of Zitel Corporation to be held at the Holiday Inn--Silicon Valley, 399 Silicon Valley Blvd., San Jose, California 95138, 3:00 p.m. local time on March 11, 1999 and at any postponements or adjournments of that meeting, as set forth on the reverse, and in their discretion upon any business that may properly come before the meeting.

    THIS PROXY WILL BE VOTED AS SPECIFIED OR, IF NO CHOICE IS SPECIFIED, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED IN PROPOSAL 1, IN FAVOR OF THE MATTERS AS DESCRIBED IN PROPOSALS 2 AND 3, AND, AS SAID PROXIES DEEM ADVISABLE, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

PROPOSAL 1:    ELECTION OF DIRECTORS.

/ /  FOR all nominees listed at right   / /  WITHHOLD
     (except as indicated)                   authority to vote for all nominees
                                             listed at right

NOMINEES: William R. Lonergan, Jack H. King, Philip J. Koen, Asa W. Lanum,
          Catherine P. Lego, William M. Regitz

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH SUCH NOMINEE'S NAME)


PROPOSAL 2:    TO APPROVE THE 1990 STOCK OPTION PLAN, AS AMENDED TO INCREASE THE
               NUMBER OF SHARES THAT MAY BE ISSUED BY 500,000 SHARES.

           / /  FOR             / /  AGAINST           / /  ABSTAIN


PROPOSAL 3:    TO APPROVE THE 1995 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN, AS
               AMENDED TO INCREASE THE NUMBER OF SHARES THAT MAY BE ISSUED BY
               200,000 SHARES.

           / /  FOR             / /  AGAINST           / /  ABSTAIN



DATED ___________19__
                                     -----------------------------------------


                                     -----------------------------------------
                                                   SIGNATURE(S)


                                     NOTE:  (PLEASE SIGN EXACTLY AS YOUR NAME
                                     APPEARS HEREON INDICATING YOUR OFFICIAL
                                     TITLE WHEN SIGNING IN A REPRESENTATIVE
                                     CAPACITY)